UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

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Power REIT
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301 Winding Road Old Bethpage, NY 11804 212-750-0373 www.pwreit.com

April 25, 2014

The year 2013 was an exciting year for Power REIT and paves the way for further growth. At the end of 2012, we closed on our first real estate transaction under our new business plan, acquiring approximately 54 acres of industrial land under long-term lease to the largest operating solar power project in New England. In 2013, we acquired an additional 100 acres of land in California under long-term leases to solar farms. These transactions serve as a “proof of concept” for the renewable energy infrastructure portion of our business plan. More recently, on April 14, 2014, Power REIT closed on the purchase of approximately 450 acres of land in California under long-term lease to a large solar farm that is currently under construction and entered into a $26 million credit facility with a major national lender.

As previously described, our wholly owned subsidiary, Pittsburgh & West Virginia Railroad (“P&WV”), continues to pursue litigation between it and its lessee, Norfolk Southern Railway Company (“NS”). A significant amount of time and resources have been dedicated to this process during 2012 and 2013. Despite elevated expenses related to the litigation, P&WV believes that the litigation is in the best interest of P&WV and is necessary to protect its rights and interests in its railroad property. P&WV is seeking determinations from the presiding court declaring that the lease to NS is in default and that the indebtedness owed to P&WV is currently due. Based on records provided by NS, the amount owed to P&WV exceeded $16.6 million as of December 31, 2012 (more than $10 per share). P&WV believes this amount is understated. While litigation is inherently unpredictable, P&WV remains cautiously optimistic based on the current status of the litigation.

In order to further diversify our capital base, and to minimize diluting our common shareholders while the NS litigation is pending, in March 2014 we began closing on sales of our 7.75% Series A Cumulative Redeemable Perpetual Preferred Stock, Liquidation Preference $25 per Share. We have sold approximately $2.5 million of these securities, and the offering is continuing. (These securities carry only limited voting rights, and do not entitle holders to vote at the 2014 annual meeting of shareholders.)

We continue to see many opportunities to invest capital on an accretive basis and anticipate continued growth in the company’s investment portfolio over the remainder of 2014. We believe our investment process is disciplined and aligned with our goals of building a sustainable business and creating long-term shareholder value.

As the largest shareholder of Power REIT, I am excited about the progress we have made over the past two years and I believe that we have developed a solid foundation for future growth. More importantly, I believe our investments in renewable energy-related real estate will generate attractive risk adjusted returns. We appreciate your continued support and enthusiasm for Power REIT and look forward to a productive 2014.

Very truly yours,

David H. Lesser
Chairman of the Board of Trustees

Power REIT

301 Winding Road
Old Bethpage, NY 11804

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS

Tuesday, May 20, 2014, 10:00 a.m. E.S.T.

The 2014 annual meeting of holders (“shareholders”) of shares of beneficial interest, $0.001 par value (“common shares” or “common stock”) of Power REIT (the “Company” or the “Trust”) will be held on Tuesday, May 20, 2014 at 10:00 a.m. Eastern Standard Time at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, NY 10022. The items of business are:

(1)	to elect four trustees to the Trust’s Board of Trustees, to serve until the next annual meeting of shareholders and until the successors to such trustees have been duly elected and qualified;

(2)	to ratify the appointment of CohnReznick LLP as the Trust’s independent registered public accounting firm; and

(3)           to transact such other business as may properly come before the meeting.

These items are more fully described in the accompanying proxy statement. The Trust’s annual report on Form 10-K for the year ended December 31, 2013, which includes the Trust’s consolidated financial statements as of and for the year ended December 31, 2013, is being mailed with these materials.

The Board of Trustees has fixed the close of business on April 11, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the 2014 annual meeting and any adjournments thereof. Shareholders of record can vote their common shares by using the Internet or telephone. Instructions for using these convenient services are set forth in the enclosed materials. You also may vote your common shares by marking your votes on the enclosed white proxy card, signing and dating it and mailing it in the enclosed envelope.

Your vote is important. Please vote by using the Internet or telephone, or by marking, signing, dating and returning the enclosed white proxy card.

By order of the Board of Trustees

/s/ David H. Lesser
David H. Lesser
Secretary

April 25, 2014

IMPORTANT NOTICE CONCERNING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON MAY 20, 2014:

The Trust’s proxy materials and annual report on Form 10-K for the year ended December 31, 2013 are available at www.proxyvote.com.

Power REIT

301 Winding Road
Old Bethpage, NY 11804

PROXY STATEMENT
 2014 ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Power REIT (the “Company”, the “Trust”, “we” or “us”) to be used at the 2014 annual meeting of holders (“shareholders”) of shares of beneficial interest, $0.001 par value (“common shares” or “common stock”) of the Trust, to be held on Tuesday, May 20, 2014 at 10:00 a.m. E.S.T. at the offices of Morrison Cohen LLP, 909 Third Avenue, New York, NY 10022, and at any adjournments thereof. The items of business for the annual meeting are:

(1)	to elect four trustees to the Trust’s Board of Trustees, to serve until the next annual meeting of shareholders and until the successors to such trustees have been duly elected and qualified;

(2)	to ratify the appointment of CohnReznick LLP as the Trust’s independent registered public accounting firm; and

(3)           to transact such other business as may properly come before the meeting.

This proxy statement and the accompanying notice of annual meeting and form of proxy card are first being mailed to shareholders on or about April 25, 2014. Our annual report on Form 10-K for the year ended December 31, 2013, which includes our consolidated financial statements as of and for the year ended December 31, 2013, is being mailed with these materials.

The cost of this solicitation of proxies will be borne by the Trust. Solicitations may be made by mail, telephone, facsimile or electronic mail, and by officers of the Trust without extra compensation. The Trust will reimburse brokerage firms and other third parties for their reasonable and customary expenses in forwarding our proxy materials to beneficial owners of our common shares.

The Board of Trustees has fixed the close of business on April 11, 2014 as the record date (the “record date”) for the determination of shareholders entitled to notice of and to vote at the 2014 annual meeting and any adjournments thereof. At the close of business on the record date, there were outstanding and entitled to vote 1,646,583 of our common shares (including unvested, restricted common shares granted pursuant to the Trust’s 2012 Equity Incentive Plan (the “Plan”), which pursuant to the terms of the grants carry voting privileges).

Quorum, Voting Power, Effect of Abstentions, Required Votes

At the annual meeting, the presence, in person or by proxy, of shareholders entitled to cast thirty three and one third percent (33 1/3%) of all the votes entitled to be cast at the meeting shall constitute a quorum. Each outstanding common share shall be entitled to one vote on each matter submitted to a vote. A vote by a majority of the common shares both present, in person or by proxy, and casting a vote shall decide a particular matter. For purposes of the foregoing, abstentions and non-votes shall not be deemed to be votes cast, although they shall be counted for purposes of determining the existence of a quorum.

The nominees for the Board of Trustees that receive the highest number of affirmative votes cast, up to the number of nominee slots to be filled, shall be elected as trustees. The ratification of the appointment of CohnReznick LLP requires the affirmative vote of the majority of votes cast.

Voting Procedures

If you hold our common shares in your own name, as a “holder of record” or “registered” holder, you may vote your shares by appointing proxies to vote on your behalf pursuant to your instructions, through any of the following methods:

●	using the Internet, log on to www.proxyvote.com and follow the instructions;

●	using any touch-tone telephone, dial 1-800-690-6903 and follow the instructions; or

●	marking, signing, dating, and returning the white proxy card in the postage-paid mailing envelope provided.

If you are a holder or record or registered shareholder and do not appoint and instruct proxies by voting over the Internet, by telephone or by marking, signing, dating and returning the white proxy card, then you must attend the meeting in person in order to vote.

If you do not hold our common shares in your own name, but instead hold your interest in our shares through one or more intermediaries, such as a bank or broker (in many cases referred to as owning shares “in street name”), then you are considered a holder of a beneficial interest in our common shares, or a “beneficial owner”, and you will be able to vote the shares in which you hold your interest through those intermediaries. An intermediary will forward our proxy materials to you and request your instructions as to how to vote the shares.

Broker Non-Votes, Routine and Non-Routine Matters

If you hold common shares through a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the NYSE MKT LLC. These rules allow banks and brokers to vote such shares in their discretion on “routine” matters. On matters considered “non-routine,” banks and brokers may not vote without your instructions. Shares that banks and brokers are not authorized to vote are referred to as “broker non-votes.”

The ratification of CohnReznick LLP as the Trust’s independent registered public accounting firm is considered a routine matter, so banks and brokers may vote your shares in regard to this proposal without your instructions. Accordingly, if you are a beneficial owner and wish to have your vote on this proposal counted in a particular way, either “for”, “against”, or as an abstention, then you must provide your voting instructions by Internet, telephone or white proxy card. If you do not, your bank or broker may vote your shares in their discretion.

The election of trustees is considered a non-routine matter, and therefore banks and brokers may not vote on your behalf in the election of trustees without your instructions. Please note that if you want your votes in the election of trustees to be counted, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf in the election of trustees.

Note that, at the annual meeting, abstentions and non-votes shall not be deemed to be votes cast, although they shall be counted for purposes of determining the existence of a quorum.

Revocability of Proxies

A proxy may be revoked at any time prior to the voting thereof, by giving notice to the Secretary of the Trust in writing c/o Power REIT, 301 Winding Road, Old Bethpage, NY 11804, or in open meeting.

Cumulative Voting

Shareholders of the Trust are not entitled to exercise cumulative voting rights in the election of trustees.

Notice of Electronic Availability of Proxy Materials

As permitted by rules of the Securities and Exchange Commission (the “SEC”), these proxy materials and our annual report on Form 10-K for the year ended December 31, 2013 are being made available to our shareholders online, and are accessible through www.proxyvote.com.

Trustees’ Voting Recommendations

The Board of Trustees recommends that you vote your common shares FOR each of the Board’s four nominees that are standing for election to the Board of Trustees (Proposal No. 1) and FOR the ratification of CohnReznick LLP as our independent registered public accounting firm (Proposal No. 2).

PROPOSAL 1: ELECTION OF TRUSTEES

Our Board of Trustees is currently comprised of four trustees, three of whom are independent under the rules of the NYSE MKT LLC and under applicable rules of the SEC: Virgil E. Wenger, William S. Susman and Patrick R. Haynes, III. Our fourth trustee, David H. Lesser, is a principal shareholder of the Company and serves as Chairman of the Board of Trustees.

The nominees for election to the Board of Trustees currently serve as the four trustees of the Company. Our Nominating Committee, whose membership consists of our three independent trustees, has recommended their re-election and the Board has accepted this recommendation. The Board recommends to shareholders that they vote for all four of the nominees. If elected, the nominees would serve as trustees for a one-year term until the 2015 annual meeting of shareholders and until their successors are duly elected and qualified.

The nominees are:

Name	Age	Trustee Since*	Company Position

David H. Lesser	48	2009	Chairman of Board of Trustees
			Chief Executive Officer, Secretary, Treasurer

Virgil E. Wenger	83	1991	Trustee
			Chairman of Audit Committee
			Member of Nominating Committee

William S. Susman	50	2010	Trustee
			Chairman of Compensation Committee
			Member of Nominating Committee

Patrick R. Haynes, III	30	2011	Trustee
			Chairman of Nominating Committee
			Member of Audit Committee
			Member of Compensation Committee
_________________

* The nominees have been trustees of Power REIT since December 2011 and are and have been trustees of Pittsburgh & West Virginia Railroad, a wholly owned subsidiary of Power REIT, since the dates listed in the table above.

The following are summaries of our nominees’ biographies and experience:

David H. Lesser has over 25 years of experience in real estate, including substantial experience creating shareholder value in REITs. Mr. Lesser is currently, and has been for more than the past 15 years, President of Hudson Bay Partners, LP (“HBP”), an investment firm focused on real estate, real estate-related situations and alternative energy. Since October 2013, Mr. Lesser has served as Chairman and CEO of Millennium Investment and Acquisition Company (formerly known as Millennium India Acquisition Company (ticker: SMCG). Mr. Lesser has previously held leadership roles with public REITs, having served as a Senior Vice President of Crescent Real Estate Equities and as a Director of Keystone Property Trust. Prior to his time at Crescent, Mr. Lesser was a Director of Investment Banking at Merrill Lynch & Co. within the real estate finance group.

Since 1995, Mr. Lesser has, through HBP, invested in numerous real estate and alternative energy transactions, including a reverse merger transaction in 1997 that led to the formation of Keystone Property Trust (NYSE: KTR) (“Keystone”). Mr. Lesser, as president of HBP, led an investor group and structured a reverse merger transaction with American Real Estate Investment Corporation (AMEX: REA) to ultimately form Keystone. The transaction involved an investment of $30 million of cash, the merger of a property management company and the acquisition of a family-owned portfolio of industrial properties for ownership in the REIT. In addition to initial structuring and equity investment by HBP, Mr. Lesser served on Keystone’s board of trustees until June 2000. Keystone was acquired by Prologis (NYSE: PLD) in 2004 for a total enterprise value of $1.4 billion, delivering a compound annual shareholder return of 16.5% from the initial transaction.

HBP currently owns Intelligen Power Systems, LLC (“IPS”) which is an alternative energy business focused on the manufacturing of cogeneration equipment and the development of distributed energy related to cogeneration, wind, solar and biofuel. HBP acquired IPS through the bankruptcy reorganization of California-based Coast Intelligen (“Coast”), which was acquired as a portfolio company by an affiliate of Mr. Lesser’s in 2001. As a consequence of misdeeds by Coast’s former owners and management team, which did not involve Mr. Lesser, Coast was reorganized through a Chapter 11 bankruptcy filing, the ultimate result of which was (i) Coast winding down its operations; and (ii) IPS, which was a subsidiary of Coast, successfully emerging from the reorganization. IPS continues to operate today with a refocused business plan providing cogeneration and other energy solutions to owners of real estate properties.

Mr. Lesser holds an M.B.A. from Cornell University and a B.S. in Applied Management and Economics from Cornell University.

Mr. Lesser has been Chairman of Power REIT’s Board of Trustees, our Chief Executive Officer since December 2011 and our Secretary and Treasurer since February 2014. Mr. Lesser has been a trustee of Pittsburgh & West Virginia Railroad, a wholly owned subsidiary of Power REIT (“P&WV”), from 2009 to the present, Chairman of P&WV’s Board of Trustees from December 2010 to the present and CEO of P&WV from February 2011 to the present.

We believe that Mr. Lesser’s years of experience as a real estate investor, as a board director and in creating shareholder value for other REITs provide significant benefits to the Company.

Virgil E. Wenger, CPA, is currently, and has for the past eight years been, an independent consultant who primarily works with new startup ventures that need accounting services and financial planning assistance to determine investment and working capital needs. He also serves as chief financial officer for two private companies: Shareholder Intelligence Services, a provider of information to publicly traded client companies concerning shareholder ownership, broker activity and related analytics; and Econergy Corporation, a manufacturer and marketer of proprietary air conditioning systems. Mr. Wenger was previously a partner at Ernst & Young LLP for over 25 years. He is a graduate of the University of Kansas, with a B.S. in Business Administration, and of the Harvard Business School Advanced Management Program.

Mr. Wenger has been a trustee and Power REIT’s Audit Committee Chairman since December 2011 and has been a member of the Nominating Committee since August 2012. Mr. Wenger has been a trustee of P&WV from 1991 to the present and was P&WV’s Audit Committee Chairman from 2005 to December 2011.

We believe that Mr. Wenger’s many years of experience at Ernst & Young LLP, significant financial expertise and leadership as Chairman of the Audit Committee provide significant benefits to the Company.

William S. Susman has over 20 years of investment banking experience, including significant experience in the transportation and railroad industry. As the former head of Merrill Lynch’s Transportation and Consumer Group, Mr. Susman advised numerous railroad clients, including Burlington Northern, CSX, Kansas City Southern, Norfolk Southern Railways, TMM and Union Pacific. Mr. Susman is currently founder and CEO of a boutique investment advisory firm, Threadstone Advisors. Prior to founding Threadstone Advisors, he was President of Financo, an investment bank focused on retail and consumer goods, where he worked from 2004-2011. Mr. Susman began his investment banking career at Salomon Brothers, in their transportation group. Mr. Susman sits on the boards of two private companies: Preferred Fragrances and Jonathan Adler Enterprises. Mr. Susman is a graduate of the University of Michigan, with a B.S. in Business Administration and a Masters from the Kellogg Graduate School of Management at Northwestern University.

Mr. Susman has been a trustee and Power REIT’s Compensation Committee Chairman since December 2011 and has been a member of the Nominating Committee since August 2012. Mr. Susman has been a trustee of P&WV from May 2011 to the present and was P&WV’s Compensation Committee Chairperson from August 2011 to December 2011.

We believe that Mr. Susman’s understanding of business, finance and the railroad industry, acquired through over 20 years of investment banking experience, and his leadership as Chairman of the Compensation Committee and in regard to governance matters, provide significant benefits to the Company.

Patrick R. Haynes, III is currently the founder and managing principal of Jackson River Capital Partners, a commercial real estate investment company based in Washington DC. Mr. Haynes was previously employed by the Rockefeller Group Investment Management Corp. ("RGIM"), where he performed financial analysis for direct real estate investments and corporate acquisitions. Mr. Haynes began his career at Lehman Brothers in 2007 in the real estate private equity group (Lehman Brothers Real Estate Partners) where he performed financial analysis, market research and due diligence for over $2.0 billion in potential real estate acquisitions across all asset classes nationally. Mr. Haynes also worked on the successful management buyout of Lehman's equity funds advisory business and was responsible for the management of approximately $18 billion in real estate assets globally.  Mr. Haynes received a BA in U.S. History from Brown University.

Mr. Haynes has been a trustee and a member of Power REIT’s Audit and Compensation Committees since December 2011 and Chairman of the Power REIT’s Nominating Committee since August 2012. Mr. Haynes has been a trustee of P&WV from May 2011 to the present and was a member of P&WV’s Compensation Committee from August 2011 to December 2011 and a member of P&WV’s Audit Committee from 2010 to December 2011.

We believe that Mr. Haynes’ experience and contacts in real estate and his experience in transaction structuring and private equity provide significant benefits to the Company.

In summary, the nominees have experience and skills in, and industry contacts relevant to, providing leadership to REITs, sourcing and structuring investments and raising and investing capital. The Trust believes these skills, relevant work experiences and contacts will significantly benefit shareholders as the Trust implements its business plan.

Trustee Compensation

In August 2012, pursuant to the Plan, each independent trustee was granted an option to acquire 2,000 of our shares at an exercise price of $7.96. The options vest in three equal installments over three years. In May 2013, pursuant to the Plan, each Trustee was granted 400 shares of restricted common stock vesting quarterly in equal installments commencing with the second quarter of 2013. Other than the option grants and the restricted stock grants, there are currently no other compensation arrangements with any of the independent trustees. Compensation of our independent trustees for the fiscal year ending December 31, 2013, is listed in the table below.   The Trust has a policy to reimburse reasonable expenses of Trustees.  During 2013, such reimbursement amounts were nominal.

Trustee Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total

Each of our three independent trustees	$-	$4,160	$-	$-	$-	$-	$4,160

The compensation provided to Mr. Lesser, the Chairman of the Board of Trustees and also an officer of the Trust, is detailed in the table under “Executive Officers – Executive Officer Compensation”, below.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE
ELECTION OF EACH OF THE FOUR NOMINEES AS TRUSTEES OF THE TRUST

ADDITIONAL DISCLOSURE RELATING TO OUR
TRUSTEES, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Overview

In accordance with our Declaration of Trust and Bylaws, our Board of Trustees elects the Chairman of the Board and each of our executive officers, and each of these positions may be held by the same or separate persons. Our corporate governance guidelines do not include a policy on whether the role of the Chairman and Chief Executive Officer should be separate or, if not, whether a lead independent trustee is to be elected. From February 2011, Mr. Lesser, the Chairman of our Board of Trustees, has also served as our Chief Executive Officer. We believe that this arrangement is suitable for a company of our size. The Board of Trustees shall review the need for any changes to these arrangements from time to time in light of the Trust’s changing business needs.

Board of Trustees

Our Board of Trustees takes an active role in overseeing the management of our risks. The Board regularly reviews information regarding our liquidity, operations and investment activities, as well as the risks associated with each. The Board is responsible for overseeing the implementation of our investment strategy, the principal goal of which is to enhance long-term shareholder value through increases in earnings, cash flow and net asset value. Currently, each investment transaction is approved by the Board. In the future, the Board may establish an investment committee consisting of trustees to oversee our investment activities, including the review and approval of specific transactions.

The Board held four scheduled meetings during 2013. On eight other occasions during the year, the trustees, after conferring individually or via writing, adopted Board resolutions by a majority of votes via written consent. The independent trustees met in executive session once during 2013; all of the independent trustees were in attendance during this session. Two of our trustees attended the 2013 annual meeting of shareholders in person and two of our trustees participated by phone.

Board Committees

Our Board of Trustees has three committees: an Audit Committee, a Compensation Committee and a Nominating Committee. Each of the three committees consists solely of independent trustees in accordance with the NYSE MKT LLC Company Guide.

Audit Committee

Our Audit Committee has been established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and consists of two independent trustees, each of whom the Board of Trustees has determined is “financially literate” and “independent” under the rules of the NYSE MKT LLC: Virgil E. Wenger and Patrick R. Haynes, III. Mr. Wenger serves as chairman of the Audit Committee and the Board of Trustees has determined that Mr. Wenger meets the definition of “audit committee financial expert,” as defined in applicable SEC rules. Pursuant to its charter, the Audit Committee, among other purposes, serves to assist the Board of Trustees in overseeing:

●	the integrity of our financial statements;
●	our compliance with legal and regulatory requirements and ethical behavior;
●	the retention of independent public auditors, including oversight of their performance, qualifications and independence, as well as the terms of their engagement;
●	our accounting and financial reporting processes, internal control systems and internal audit function, as applicable;
●	our monitoring of compliance with laws and regulations and our code of business conduct and ethics; and
●	our investigation of any employee misconduct or fraud.

The Audit Committee met four times in 2013, including twice with Gibbons & Kawash, A.C., who served as our independent registered public accounting firm until July 29, 2013, audited our 2012 financial statements and performed a review of the first quarter of 2013; and twice with BDO USA, LLP, who served as our independent registered public accounting firm after July 29, 2013 and performed quarterly reviews of the second and third quarters of 2013. All of the Audit Committee members were in attendance during those meetings. The Audit Committee’s charter is available on the Trust’s website at: www.pwreit.com.

Report of the Audit Committee

The Audit Committee hereby reports as follows:

1.
Management has the primary responsibility for the Trust’s financial statements and reporting process, including its system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with the Trust’s management.

2.
The Audit Committee has discussed with the Trust’s independent audit firm the overall scope of, and plans for, its audits. The Audit Committee has met with the independent audit firm to discuss the Trust’s financial reporting process in addition to other matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as may be modified or supplemented.

3.
The Audit Committee has received the written disclosures and the letter from CohnReznick LLP required by applicable requirements of the PCAOB concerning independence, and has discussed with CohnReznick LLP, its independence.

4.
Based on the matters and discussions referred to in paragraphs (1) through (3) above, the Audit Committee has recommended to the Board of Trustees, and the Board has approved, that the audited financial statements be included in the Trust’s annual report on Form 10-K for the year ended December 31, 2013, for filing with the Securities and Exchange Commission.

5.
After considering CohnReznick LLP’s  experience and independence, the Audit Committee recommends that the Trust (a) retain CohnReznick LLP as the Trust’s independent audit firm to perform the audit of the financial statements as of and for the year ending December 31, 2014 and (b) submit to shareholders the ratification of CohnReznick LLP, as the Trust’s independent audit firm at the 2014 annual meeting.

Virgil E. Wenger (chair)
Patrick R. Haynes, III

Compensation Committee

Our Compensation Committee consists of two independent trustees: William S. Susman and Patrick R. Haynes, III. Mr. Susman serves as chairman of the Compensation Committee. The Compensation Committee, among other purposes, serves to:

●	establish and periodically review the adequacy of the compensation plans for our executive officers and other employees;
●	review the performance of executive officers and adjust compensation arrangements as appropriate;
●	establish compensation arrangements for our non-executive trustees; and
●	evaluate and make grants under the Trust’s 2012 Equity Incentive Plan pursuant to authority delegated to it by the Board of Trustees;
●	review and monitor management developments and succession plans and activities.

The Compensation Committee met once in 2013, and on one other occasion during the year, after conferring individually or via writing, took one additional action by written consent. All of the Compensation Committee members were in attendance at the meeting. The Compensation Committee does not have a formal charter.

Nominating Committee

The Nominating Committee is chaired by Patrick R. Haynes, III with Virgil E. Wenger and William S. Susman serving as members. The Nominating Committee evaluates potential nominees to serve as trustees and makes recommendations to the Board of Trustees for inclusion in the Trust’s annual proxy statement.

Trustee Nomination Process

The Nominating Committee is responsible for developing and evaluating potential trustee candidates for consideration in the event of a vacancy on the Board of Trustees, and making nominee recommendations to the Board of Trustees. The Nominating Committee seeks candidates for election and appointment that possess the integrity, leadership skills and competency required to direct and oversee the Trust’s management in the best interests of its shareholders, customers and employees, as well as the communities it serves and other affected parties. Nominee candidates must be willing to regularly attend committee and Board of Trustees meetings, to develop a strong understanding of the Trust, its businesses and its requirements, to contribute his or her time and knowledge to the Trust and to be prepared to exercise his or her duties with skill and care. In addition, each candidate should have an understanding of relevant governance concepts and the legal duties of a trustee of a public company.

To propose a nominee, shareholders may contact the Nominating Committee Chairman, the Chairman of the Board or the Company’s Secretary by writing to them care of the Trust at its principal executive offices. Such correspondence should include a detailed description of the proposed nominee’s qualifications and a method to contact the nominee if the Nominating Committee so chooses. Candidates viewed by the Nominating Committee as qualified and suitable for service as a trustee will be contacted to determine interest in being considered to serve on the Board of Trustees and, if interested, will be interviewed and have their qualifications established and considered.

The Nominating Committee met once in 2014 to recommend nominees to the Board for inclusion within Proposal 1 of this proxy statement. During 2013, the Nominating Committee reviewed certain candidates who had been proposed for addition to Power REIT’s board, but elected not to take further action related thereto. The Nominating Committee has established a charter outlining its purpose and the practices it follows. The charter is available on the Trust’s website at www.pwreit.com.

Code of Business Conduct and Ethics

The Trust has a Code of Business Conduct and Ethics, with which all officers and trustees must comply. A copy is appended at the end of this proxy statement. In addition, the code may be viewed on our website at www.pwreit.com, and printed copies may be requested by writing to us at 301 Winding Road, Old Bethpage, NY 11804, Attention: Investor Relations.

EXECUTIVE OFFICERS

The Trust is managed by David H. Lesser, the Trust’s Chief Executive Officer, with oversight from its Board of Trustees. Prior to February 28, 2014, Mr. Arun Mittal served as the Trust’s Secretary, Treasurer and Vice President of Business Development.  Effective that date, Mr. Mittal resigned his positions with the Trust and Mr. Lesser became Secretary and Treasurer of the Trust, in addition to his other positions.

Name	Age	Officer Since	Company Positions

David H. Lesser	48	2011	Chairman of the Board of Trustees
			Chief Executive Officer, Secretary, Treasurer

Executive Officer Compensation

The Trust does not have an employment agreement with Mr. Lesser. In 2012, pursuant to the Plan, Mr. Lesser was awarded 20,000 shares of restricted stock and an option to acquire 100,000 shares at an exercise price of $7.96. Both the restricted stock grant and the option grant vest annually in equal installments over three years commencing on the first anniversary of the grant. The restricted stock grant provides for voting rights and dividends during the vesting period. The assumptions used to value the grants are described in footnote 9 to the Trust’s audited financial statements included in the Trust’s annual report on Form 10-K for the year ended December 31, 2013, distributed along with this proxy statement.

Effective February 28, 2014, Mr. Arun Mittal resigned as Power REIT’s Secretary, Treasurer and Vice President of Business Development. Power REIT had entered into a consulting agreement with Caravan Partners, LLC, a wholly owned affiliate of Mr. Mittal’s, pursuant to which we paid a monthly consulting fee of $7,500 plus reimbursement of reasonable out-of-pocket expenses in connection with business development and administrative services provided to the Trust. In 2012, pursuant to the Plan, the Trust awarded Caravan Partners, LLC 10,000 shares of restricted stock and an option to acquire 60,000 shares at an exercise price of $7.96. As of his resignation, 33.33% of the restricted stock and options had vested with the balance being forfeited. The assumptions used to value the grants are described in footnote 9 to the Trust’s audited financial statements included in the Trust’s annual report on Form 10-K for the year ended December 31, 2013, distributed along with this proxy statement.

Compensation for our two principal executive officers for the two fiscal years ending December 31, 2013 is set forth in the table below.

Name and Principal Positions	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

David H. Lesser, Chairman and CEO	2013	$-	$-	$-	$-	$2,000	$2,000

David H. Lesser, Chairman and CEO	2012	$-	$-	$159,200	$12,315	$4,400	$175,962

Arun Mittal, Secretary, Treasurer and Vice President of Business Development	2013	$-	$-	$-	$-	$91,000	$91,000

Arun Mittal, Secretary, Treasurer and Vice President of Business Development	2012	$-	$-	$79,600	$7,389	$91,000	$178,017

(1)	During 2013, there were no forfeitures of equity-based awards.

(2)	Mr. Mittal resigned effective February 28, 2014, which resulted in the forfeiture of 66.66% of the 2012 grant of his stock awards and options awards.

(3)
Awards granted in 2012 and the assumptions used in the valuation of such awards are discussed in footnote 9 to the Trust’s audited financial statements included in the Trust’s annual report on Form 10-K for the year ended December 31, 2013, distributed along with this proxy statement.

(4)
“All Other Compensation” includes (x) annual cash trustee fees of $2,400 paid to Mr. Lesser during 2012; (y) dividends paid on restricted stock; and (z) consulting fees paid to Caravan Partners, LLC, a wholly owned affiliate of Mr. Mittal’s).

Outstanding Equity Awards

The following table sets forth outstanding option equity awards granted to the Trust’s principal executive officers as of December 31, 2013:

Name	Number of shares underlying earned, unexercised options (exercisable)	Number of shares underlying earned, unexercised options (unexercisable)	Number of shares underlying unearned, unexercised options	Option exercise price ($)	Option expiration date

David H. Lesser, Chairman and CEO	33,333	66,667	0	$7.96	8/13/2022

Arun Mittal, Secretary, Treasurer and Vice President of Business Development	20,000	40,000	0	$7.96	8/13/2022

(1)     Mr. Mittal resigned effective February 28, 2014, which resulted in the forfeiture of 40,000 of the options awarded to him.

The following table sets forth outstanding restricted stock awards granted to the Trust’s principal executive officers as of December 31, 2013:

Name	Number of earned shares (unvested)	Market value of earned shares (unvested) ($)	Number of unearned shares (unvested)	Market or payout value of unearned shares (unvested) ($)

David H. Lesser, CEO	6,666	$198,000	-	$-

Arun Mittal, Secretary, Treasurer and Vice President of Business Development	3,333	$99,000	-	$-

(1)     Mr. Mittal resigned effective February 28, 2014, which resulted in the forfeiture of 6,667 of the shares awarded to him.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth the securities authorized for issuance under the Plan, which is our sole equity compensation plan, as of December 31, 2013:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under Plan (excluding securities in first column)

Equity compensation plans approved by security holders	166,000	7.96	4,000

Equity compensation plans not approved by security holders	n/a	n/a	n/a

Total	166,000	7.96	4,000

(1)
The Plan contains an “evergreen” provision that automatically adjusts the number of shares available for future issuance, as provided in Section 4 of the Plan (subject to certain adjustments) as follows: the number of shares of Stock which shall be made available for issuance under the Plan shall be increased by the positive number of shares equal to the lesser of: (i) (A) 10% of the Company’s outstanding shares of Stock, calculated on a fully diluted and consolidated basis, less (B) the sum of (1) the aggregate number of shares remaining available for issuance under the Plan as of such date, plus (2) the aggregate number of shares subject to outstanding Awards and unvested shares of Restricted Stock or other unvested equity compensation granted under the Plan as of such date, or (ii) a lesser amount determined by the Compensation Committee. For clarity, if the amount determined in the formula in the preceding sentence is negative, the number of shares available for issuance shall neither be increased nor decreased.  Mr. Mittal resigned effective February 28, 2014, which resulted in the forfeiture of 40,000 of the options and 6,667 of the shares awarded to him and therefore become available for future issuance effective on the date of such forfeiture.

For more information concerning the Plan, see footnote 9 to the Trust’s audited financial statements included in the Trust’s annual report on Form 10-K for the year ended December 31, 2013, distributed along with this proxy statement.

COMPENSATION DISCUSSION AND ANALYSIS

The Trust’s compensation program is designed to incentivize key individuals to provide services of value to the Trust, including services in the long-term interest of the Trust. The compensation program has historically consisted of occasional option or restricted stock grants and cash payments to our trustees, including our Chairman; regular cash payments and occasional option or restricted stock grants to our CEO; regular cash payments to a wholly owned affiliate of Mr. Arun Mittal, our former the Secretary, Treasurer and Vice President, for services rendered, and occasional option or restricted stock grants to Mr. Mittal or his wholly owned affiliate in connection with Mr. Mittal’s service as an officer of the Trust. At the 2012 annual meeting, shareholders approved the Trust’s 2012 Equity Incentive Plan (the “Plan”), which is a key component of the Trust’s compensation planning and efforts to expand and improve its business. The Plan provides the Trust with increased flexibility to vary the amounts and types of compensation paid to the Trust’s executive officers, to serve the goals of:

●	more strongly aligning the interests of the Trust and the interests of its executive officers and trustees, among others, in support of our business expansion and improvement plans;

●	rewarding our executive officers in proportion to the increased duties we are imposing on them and the increased levels of performance we are requiring of them; and

●
rewarding our executive officers and trustees, among others, if and when they achieve substantial successes in expanding and improving our business and prospects, including, without limitation, by creating long-term shareholder value by increasing funds from operations (“FFO”) and dividends per share through accretive acquisitions of energy and transportation infrastructure.

In furtherance of these compensation goals, in 2013, the Compensation Committee approved certain grants under the Plan. See the “Trustee Compensation” table and the “Executive Officer Compensation” table, above, for further information as to these grants and our compensation amounts generally.

SECURITIES OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership and voting power of our common shares as of December 31, 2013, by: (i) each person who owns more than 5% of our shares and who has filed a Schedule 13D with the SEC that is publicly available to the Trust and others at www.sec.gov, (ii) each of our trustees and executive officers and (iii) all of our trustees and executive officers as a group. Unless otherwise indicated, the business address of each person listed is c/o Power REIT, 301 Winding Road, Old Bethpage, NY 11804. Unless otherwise indicated, all shares are owned directly, and the indicated person has sole voting and investment power.

	Owned at March 31, 2014
Name of Shareholder	Number of Shares	% of Outstanding Shares(4)
David H. Lesser (1) (2)	209,320	12.53%
Virgil E. Wenger	1,000	0.06%
William S. Susman	1,000	0.06%
Patrick R. Haynes, III	1,937	0.12%
All trustees and executive officers as a group (1) - (3)	213,257	12.77%

 (1) David H. Lesser has beneficial ownership of 209,320 shares as follows: 67,919 directly (including the grant of 20,400 shares of restricted stock), 87,138 through Hudson Bay Partners LP (“HBP”), an investment firm of which Mr. Lesser is controls and is the 100% owner of, and 54,263 through HBP PW, LLC, an entity over which Mr. Lesser exercises control, but in which he has invested only 0.2% of the capital.  The Bylaws of the Company have a provision requiring ownership of less than 9.9% by any beneficial owner.  Since Mr. Lesser represents only 0.2% of the capital of HBP PW, LLC, only 0.2% of the shares held by such entity have been counted towards such test.

(2) In addition to the shareholdings disclosed above, the MEL Generation Skipping Trust, a trust set up for the children of David H. Lesser, (the “MEL Trust”) owns 12,925 common shares of the Trust. MEL Trust also owns 9,600 of Power REIT 7.75% Preferred Stock Series A which are not entitled to vote at the 2014 annual meeting of shareholders. Mr. Lesser disclaims any beneficial, pecuniary or residual interest in the shares owned by the MEL Trust, does not serve as trustee of the MEL Trust and does not have the power to revoke the MEL Trust.

 (3) The number of shares reported and the denominator used to calculate the “% of Outstanding Shares” includes unvested restricted stock grants. Restricted stock grants have been made pursuant to Power REIT’s 2012 Equity Incentive Plan. Each restricted stock grant has a three-year vesting period, but during the vesting period the restricted stock confers voting and dividend privileges.

COMPLIANCE WITH SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Exchange Act requires that our executive officers and trustees, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and, in our case, the NYSE MKT LLC. Executive officers, trustees and greater than 10% shareholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file. Based on our review of such copies, we believe that our current executive officers, trustees and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2013, with the exception of Mr. Lesser, nine of whose more than 40 filings on Form 4 in 2013 were late one or more days. The late filings covered a total of twelve purchase transactions.

RELATED PARTY TRANSACTIONS

The Trust has hired Morrison Cohen LLP (“Morrison Cohen”) as its legal counsel with respect to general corporate and securities matters, and the Trust and its wholly owned subsidiary, Pittsburgh & West Virginia Railroad, has hired Morrison Cohen with respect to the litigation with Norfolk Southern Railway Company (“NS”) related to the Railroad Lease (as described in Item 3 of the Trust’s annual report on Form 10-K for the year ended December 31, 2013). Mr. Lesser, our CEO and Chairman of our Board of Trustees, is married to a Morrison Cohen partner. From January 1, 2013 through March 31, 2014, on a consolidated basis, the Trust paid approximately $870,000 in legal fees to Morrison Cohen in connection with various legal matters, including the litigation with NS. In addition, as of March 31, 2014, approximately $487,000 had been billed by Morrison Cohen in connection with the litigation with NS and other corporate matters, but had not yet been paid.

On December 28, 2012, Hudson Bay Partners, LP (“HBP”), an affiliate of our Chairman and CEO, loaned a subsidiary of the Trust, PW Salisbury Solar, LLC (“PWSS”), $800,000 in the form of a bridge loan for the purpose of consummating the Salisbury land transaction (as described in Items 1 and 7 of the Trust’s annual report on Form 10-K for the year ended December 31, 2013). The bridge loan was made for an initial period of six months with an extension for another six months at PWSS’s option. During the initial term of the bridge loan, the interest rate was 5.0%, and during the extension period the interest rate was 8.5%. On March 27, 2013, the terms of the bridge loan were amended, extending the initial term of the bridge loan to June 30, 2014. In June 2013, the loan was refinanced with a regional bank and PWSS repaid HBP the amount of the loan plus interest, totaling $20,712.

In July 2013, HBP loaned a separate subsidiary of the Trust, PW Tulare Solar, LLC (“PWTS”), $1,650,000 in the form of a bridge loan for the purposes of consummating the Tulare land transaction (as described in Items 1 and 7 of the Trust’s annual report on Form 10-K for the year ended December 31, 2013). The bridge loan was in the form of an A Note and a B Note. The A Note has a principal balance of $1,155,000 and carries an interest rate of 5.0% during the first six months, stepped up to 8.5% thereafter. The B Note has a principal balance of $495,000 and carries an interest rate of 9.5% during the first six months, stepped up to 13.5% thereafter. Both notes have an eighteen-month maturity and require interest payments at six-month intervals or upon a prepayment. The loan is secured by a first lien mortgage on PWTS’s property and a parent guarantee from Power REIT. As of March 31, 2014, the full amount of the A Note and B Note remains outstanding and the total amount of accrued interest is approximately $89,000. It is the Company’s intention to refinance the loan with long-term, third party financing as soon as practical.

In the case of each of the bridge financings from HBP described above, the independent members of the Company’s Board of Trustees approved the borrowings in advance.

Since April 1, 2011, Mr. Lesser has provided the Trust with office space at no cost through an affiliate of HBP. There is no understanding or agreement with the Trust to compensate Mr. Lesser or any of his affiliates, currently or in the future, for the office space provided to the Trust.

Under the Trust’s Declaration of Trust, the Trust may enter into transactions in which trustees, officers or employees have a financial interest; provided however, that in the case of a material financial interest, the transaction shall be disclosed to the Board of Trustees or the transaction shall be fair and reasonable. After consideration of the conditions and terms of the retention of Morrison Cohen and the bridge financings, the independent trustees approved the hiring of Morrison Cohen as legal counsel and approved the bridge financings described above, finding the aforementioned arrangements to be fair and reasonable and in the interest of the Trust.

PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDIT FIRM

The firm of CohnReznick LLP has served as the Trust’s independent registered public accounting firm since March 13, 2014, and has audited the Trust’s consolidated financial statements as of and for the year ended December 31, 2013 included in the Trust’s annual report on Form 10-K mailed with this proxy statement. The Board of Trustees seeks ratification of the decision to retain CohnReznick LLP as the Trust’s independent registered public accounting firm.

As previously disclosed in our public filings with the SEC, until July 29, 2013, Power REIT’s independent registered public accounting firm was Gibbons & Kawash, A.C. of Charleston, West Virginia. As of that date, Power REIT engaged BDO USA, LLP to serve in its place. On March 13, 2014, BDO USA, LLP resigned from its engagement, having concluding that, as a result of an acquisition it had made of another accounting firm, a member of which had  performed expert witness services for P&WV, its independence had become impaired. Thereafter, the Audit Committee selected, and the Company’s Board of Trustees ratified the engagement of, CohnReznick LLP. In making its selection, the Audit Committee reviewed with CohnReznick LLP its independence with respect to the Trust and considered its experience and capabilities.

A representative of CohnReznick LLP will be in attendance at the annual meeting via conference call to respond to appropriate questions and to make a statement if they desire to do so.

Audit Fees

The Trust paid Gibbons & Kawash, A.C. $38,113.62 and $56,086 for professional services rendered in 2013 and 2012, respectively, related to the annual audit of the Trust’s financial statements and the inclusion of financial statements and other financial information in the Trust’s quarterly reports on Form 10-Q, registration statements and other submissions to the SEC. The Trust paid BDO USA, LLP $10,000 for similar professional services rendered in 2013 during the period that it served as the Trust’s independent registered public accounting firm. The Trust has incurred fees for similar professional fees rendered by CohnReznick LLP, its current independent registered public accounting firm, but only during 2014.

Tax Fees

During 2013, Power REIT and its wholly owned subsidiary, Pittsburgh & West Virginia Railroad (“P&WV”), engaged BDO USA, LLP to prepare its 2012 tax returns, for which an aggregate of $6,000 was paid in 2013. Power REIT has engaged CohnReznick LLP to prepare its 2013 tax returns. Historically, P&WV’s tax returns were prepared by NS and, as such, P&WV did not incur expenses related to the preparation of its tax returns prior to 2012.

Other Fees

Other than the fees described above, there were no payments made to Gibbons & Kawash, A.C., BDO USA, LLP or CohnReznick LLP during 2013 or 2012, including payments whose disclosure is called for under Items 9(e)(2) and (4) of the SEC’s Schedule 14A.

Audit Committee Pre-Approval of Services to be Provided by Independent Auditor

Our policies and procedures require our Audit Committee to review and approve in advance all engagements for services to be rendered by the Trust’s independent auditors. In the case of any non-audit services proposed to be rendered by the Trust’s independent auditors, that review includes consideration by the Audit Committee as to whether the provision of such services would be compatible with maintaining the auditors’ independence.

All of the engagements for services rendered in 2013 and 2012 by the Trust’s independent auditors were pre-approved by the Audit Committee.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO RATIFY COHNREZNICK LLP  AS THE TRUST’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER MATTERS

Principal Executive Offices

The Trust’s principal executive offices are located at 301 Winding Road, Old Bethpage, NY 11804.

Other Matters to Come Before the 2014 Annual Meeting

No matters are planned to be presented for action at the annual meeting other than as set forth in this proxy statement. If other matters properly come before the meeting, the persons named as proxies in the accompanying white proxy card will vote all the proxies given to them as a consequence of proxy solicitations made by the Board of Trustees pursuant to this proxy statement as recommended by the Board of Trustees or, if no such recommendation is given, in their own discretion.

Shareholder Proposals and Nominations for the 2015 Annual Meeting

Any shareholder proposal that, pursuant to Rule 14a-8 under the Exchange Act, is to be considered for inclusion in our proxy materials for the next annual meeting of shareholders, in 2015, must be received by the Trust no later than December 26, 2014. Proposals should be sent via registered, certified or express mail to our principal executive offices.

In addition, Qualified Shareholders (as defined below) who wish to propose a nominee to the Board of Trustees or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act) must comply with the advance notice provisions and other requirements of Article III, Section 13 of our Bylaws, which are on file with the SEC and may be obtained from the SEC’s website or from us upon written request. These provisions require that nominations and proposals of business for the 2015 annual meeting must be received by the Trust no earlier than December 26, 2014 and no later than January 25, 2015. Such nominations or proposals of business should be sent via registered, certified or express mail to our principal executive offices. A “Qualified Shareholder” is a shareholder or shareholders who collectively have held both investment and voting control over at least five percent (5%) of the shares of the Trust for at least three consecutive years and have been acting in concert over that time period; who are shareholders of record at the time their advance notice is delivered to the Trust and at the time of the annual meeting; who are entitled to vote at the meeting; and who have complied in all respects with the procedures set forth in Article III, Section 13 of our Bylaws.

Householding of Proxy Materials

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement. This practice is known as “householding.” If you did not respond that you did not want to participate in householding, then you were deemed to have consented to householding, and your broker or bank will be sending only one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717. In all events, if you did not receive an individual copy of this proxy statement or our annual report, and wish to do so, we will send you such a copy or copies if you send a written request to us at our principal executive offices, Attention: Investor Relations, or telephone us at (212) 750-0373. If your household is receiving multiple copies of our annual report and proxy statement, you can request householding by contacting us in the same manner.

Additional Copies of Materials

Additional copies of this proxy statement and our annual report on Form 10-K for the year ended December 31, 2013 will be furnished without charge upon written request to our principal executive offices, Attention: Investor Relations.

Shareholder Communications

Shareholders may communicate with the Board of Trustees or an individual trustee by sending their communications in writing to Power REIT, c/o Richard Baumann, Esq., Morrison Cohen LLP, 909 Third Avenue, New York, NY 10022. All such communications will be forwarded to the respective trustee or trustees to whom such communications are addressed.

Annual Report

On April 1, 2014, the Trust filed with the SEC its annual report on Form 10-K for the year ended December 31, 2013. Such annual report is available from the SEC’s website at www.sec.gov and from our website at www.pwreit.com. If desired, a hard copy is available to shareholders, without charge, upon written request to our principal executive offices, Attention: Investor Relations.

IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES, YOU SHOULD RELY ONLY ON THE INFORMATION PROVIDED IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THIS PROXY STATEMENT OR, WHERE INFORMATION RELATES TO ANOTHER DATE SET FORTH IN THIS PROXY STATEMENT, AS OF THAT DATE.

APPENDIX

CODE OF BUSINESS CONDUCT AND ETHICS

INTRODUCTION

This Code of Business Conduct and Ethics covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic principles to guide officers and trustees of the Trust. All of our officers and trustees must conduct themselves accordingly and seek to avoid even the appearance of improper behavior. The Trust currently has no employees. However, should the Trust’s operations require employees in the future, this Code of Conduct and Ethics will apply to any and all employees.

If a law conflicts with a policy in this Code, you must comply with the law; however, if a local custom or policy conflicts with this Code, you must comply with the Code. If you have any questions about these conflicts, you should ask the chief executive officer how to handle the situation.

Those who violate the standards in this Code will be subject to disciplinary action which may include immediate termination. If you are in a situation which you believe may violate or lead to a violation of this Code, follow the procedures described in Sections 11 and 12 of this Code.

1. ETHICAL CONDUCT AND LEGAL COMPLIANCE

Obeying the law, both in letter and in spirit, is the foundation on which the Trust’s ethical standards are built. All officers and trustees must obey the laws of the United States and the cities and states in which we operate. Although not all officers and trustees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from counsel or others.

Beyond compliance with laws, the Trust requires that all its officers and trustees act in a manner which meets the highest standards of ethical behavior. The honesty and integrity of our business conduct must not be compromised. The Trust will not condone ethical violations for the sake of personal gain, personal advantage, expediency, or perceived business advantage.

2. ACCOUNTING AND AUDITING MATTERS

The Trust’s requirement that officers and trustees follow the highest ethical standards applies directly to all actions which involve business accounting, financial reporting, internal accounting controls, auditing matters, and public disclosure obligations in filings with the Securities and Exchange Commission and all public communications by the Trust.

The Trust requires honest and accurate recording and reporting of information in order to make responsible business decisions.

All of the Trust’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Trust’s transactions and must conform both to applicable legal requirements and to the Trust’s system of internal controls.

Business records and communications often become public, and we should avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies that can be misunderstood. This applies equally to e-mail, internal memos, and formal reports. Records should always be retained or destroyed according to the Trust’s record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult the chief executive officer or counsel.

The Audit Committee of the Trust has adopted special procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters. These procedures are set out in Sections 11 and 12 of this Code.

3. CONFLICTS OF INTEREST

Conflicts of interest are prohibited as a matter of Trust policy, except as (i) waived by the Board pursuant to Section 10 below; or (ii) in the case of transactions involving the Trust and its directors, officers, employees or agents, those transactions that are approved pursuant to the procedures contained in the Trust’s Amended and Restated Articles, including any subsequent amendments thereto.

A conflict of interest exists when a person’s private interest may or does interfere with the interests of the Trust. A conflict can arise when an officer or trustee takes actions or has interests that may make it difficult to perform his or her Trust work objectively and effectively. Conflicts of interest may also arise when an officer or trustee, or member of his or her family, receives improper personal benefits as a result of his or her position with the Trust.

It is almost always a conflict of interest for an officer or director of the Trust to work simultaneously for a competitor, customer or supplier as an employee, consultant, or board member. The best policy is to avoid any direct or indirect business connection with our competitors, customers or suppliers, except on our behalf.

Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with the chief executive officer, the Trust’s counsel or the chairman of the Audit Committee. Any officer or trustee who becomes aware of a conflict or potential conflict should bring it to the attention of the chief executive officer or chairman of the Audit Committee or follow the procedures described in Section 11 of this Code.

Officers and trustees owe a duty to the Trust to advance its legitimate interests when the opportunity to do so arises. In particular:

(i) No payments, loans, employment or promises of employment, investment opportunities, vacation trips, gifts or entertainment (other than entertainment conforming to generally accepted business practices or gifts of nominal value not reasonable calculated to influence a decision) may be offered to or accepted by any officer or trustee or a relative of such a person as a condition of the initial or continued engagement of a consultant, broker, vendor or third party working for the Trust.

(ii) No payments (other than fees for services), loans, employment or promises of employment, investment opportunities, vacation trips, gifts or entertainment (other than entertainment conforming to generally accepted business practices or gifts of nominal value not reasonably calculated to influence a decision) may be offered to or accepted by any consultant, broker, vendor, government official or a relative of such third party in connection with any services being performed for the Trust.

(iii) No officer or trustee may recommend any third party for work for the Trust where the third party’s compensation is paid on the basis of any kickback or fee sharing arrangement with the officer or trustee, nor may an officer or trustee recommend any third party without full disclosure and written approval by the chief executive officer, if such third party has any familial or pre-existing monetary relationship with the officer or trustee or if such officer or trustee has an equity or stock ownership position in such third party.

(iv) No employee shall, in his capacity as an employee, make any loan, donation, contributions or payment to a political party, candidate, or political action committee, for or on behalf of the Trust, nor shall an employee of the Trust reimburse any individual who does. (Nothing contained in this tenet shall prohibit an employee from taking any of the above actions in his or her name, provided that the action is exclusively on the employee’s own accord and is not an indirect means of accomplishing one of the prohibited actions)

(v) No employee shall use or appropriate materials, property, equipment, systems and procedures (if proprietary in nature) owned by the Trust for his or her own personal financial gain except to the extent necessary for the performance of his or her duties for the Trust.

(vi) In short, the purpose of business entertainment and gifts in a commercial setting is to create goodwill and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should be offered, given, provided or accepted by any Trust employee, family member of an employee unless it: (1) is not a cash gift, (2) is consistent with customary business practices, (3) is not excessive in value, (4) cannot be construed as a bribe and is not reasonably calculated to influence a decision and (5) does not violate any laws or regulations. Please discuss with the chief executive officer any gifts or proposed gifts which you are not certain are appropriate.

(vii) No officer or trustee shall purchase or obtain any goods or services from any of the Trust’s vendors or suppliers without the prior written approval of the chief executive officer or chairman committee.

4. INSIDER TRADING

Officers, trustees and employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business and in strict conformance with all applicable laws and SEC regulations. All non-public information for personal financial benefit or to tip others who might make an investment decision on the basis of this information is not only unethical but also illegal. If you have any questions or concerns, please consult the Company’s audit committee or the Trust’s corporate counsel.

5. COMPETITION AND FAIR DEALING

We seek to outperform our competition fairly and honestly. We seek competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited. Each officer and trustee should endeavor to respect the rights of and deal fairly with the Trust’s customers, suppliers, competitors and employees. No unfair advantage should be taken of anyone through manipulations, concealment, abuse of privileged information, misrepresentation of material facts, or any other intentional unfair-dealing practice.

6. DISCRIMINATION, HARASSMENT AND RETALIATION

This policy prohibits discrimination against any person who provides information to a federal regulatory or law enforcement agency, a member of Congress or any committee of Congress, or to the chief executive officer concerning conduct which the employee reasonably believes constitutes a violation of securities laws or any provision of federal law relating to fraud against shareholders.

No officer or trustee may retaliate against an individual for bringing a complaint of discrimination or for participating in an investigation or proceeding involving a complaint of discrimination.

No one may take any action harmful to any person for providing to a law enforcement officer any truthful information relating to the commission or possible commission of any federal offense.

7. CONFIDENTIALITY

Officers and trustees must maintain the confidentiality of the information entrusted to them or its customers, except when disclosure is authorized by the chief executive officer or required by law. Confidential information includes all non-public information that might be of use to competitors, or harmful to the Trust or its customers, if disclosed. It also includes information that suppliers and customers have entrusted to us. The obligation to preserve confidential information continues even after employment or trustee service ends.

8. PROTECTION AND PROPER USE OF TRUST ASSETS

Officers and trustees should endeavor to protect the Trust’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on the Trust’s profitability. Any suspected incident of fraud or theft should be immediately reported for investigation.

The obligation of officers and trustees to protect the Trust’s assets includes the Trust’s proprietary information. Proprietary information includes business, marketing and service plans, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Trust policy. It could also be illegal and result in civil or even criminal penalties.

9. PAYMENTS TO GOVERNMENT PERSONNEL

It is strictly prohibited to make illegal payments to government officials of any country. In addition, the U.S. Government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. Government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Trust policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules.

10. WAIVERS OF THE CODE OF BUSINESS CONDUCT

Any waiver of this Code for executive officers or trustees may be made only by the Board and will be promptly disclosed as required by law or stock exchange regulation.

11. REPORTING/INVESTIGATION PROCEDURES

Any officer or trustee who reasonably believes that there has been a material violation of this Code of Conduct should report it immediately to the chief executive officer and Audit Committee. The investigation will be handled discreetly and appropriately, and the information will be disclosed to others only on a need to know basis and as required by law. There will be no adverse action taken against anyone who reports violations of the Code of Conduct or who participate in the investigation. If the investigation leads to a conclusion that a material violation of the Code of Conduct has occurred, the Trust will take appropriate corrective action which may include removal from a position as trustee or officer.

The Trust recognizes the potentially serious impact of a false accusation. This Code of Conduct requires officers and trustees to act responsibly in making complaints. Making a complaint without a good faith basis is itself an ethical violation.

12. SPECIAL PROCEDURES FOR REPORTING/INVESTIGATING COMPLAINTS REGARDING ACCOUNTING, INTERNAL ACCOUNTING CONTROLS, AND AUDIT MATTERS

Any officer or trustee who reasonably believes that there has been a material violation of the Code caused by questionable accounting or auditing matters has the right to submit a confidential, anonymous complaint to the Audit Committee. The complaint should be made in written form and provide sufficient information so that a reasonable investigation can be conducted.

WHITE PROXY CARD

VOTE BY INTERNET:  www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59P.M. Eastern Time the day before the 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your white proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

POWER REIT 301 Winding Road Old Bethpage, NY 11804
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company In mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically future years.

VOTE BY PHONE:  1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the day before the cut-off date or meeting date. Have your white proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your white proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS WHITE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Trustees recommends you vote “FOR ALL” of the following:	For All ☐	Withhold All ☐	For All Except ☐	To withhold a vote in respect of any individual nominee(s), mark “For All Except” and write the number(s) of the withheld nominee(s) on the line below. _________________________________	┐
1. Election of Trustees Nominees:

01) David H. Lesser	02) Virgil E. Wenger	03) Patrick R. Haynes, III	04) William S. Susman

	For	Against	Abstain
2. Ratification of appointment of CohnReznick LLP as
the Trust’s independent registered public accounting firm.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

WHITE PROXY CARD

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership is an owner, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owner)	Date

IMPORTANT NOTICE CONCERNING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON MAY 20, 2014:

The notice of annual meeting, proxy statement and annual report on Form 10-K of Power REIT are available at www.proxyvote.com.

POWER REIT

 Annual Meeting of Shareholders

May 20, 2014 at 10:00 AM E.S.T.

This proxy is solicited by the Board of Trustees

The undersigned hereby appoints Patrick Haynes and William Susman, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact, and hereby authorizes them to represent and vote, as provided on the other side hereof, all the common shares of Power REIT (the “Trust”) which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the annual meeting of shareholders of the Trust to be held on May 20, 2014 at 10:00 AM E.S.T., or any adjournment thereof (the “Meeting”), with all powers which the undersigned would possess if present at the Meeting.

THIS WHITE PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS WHITE PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
Continued and to be signed on reverse side